Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

Investor Class

Supplement dated March 3, 2009, to the Prospectus dated March 1, 2009.

Effective immediately, the Annual Fund Operating Expenses table found on page 43 in the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1]	0.81%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.73%
Acquired Fund Fees and Expenses[3]	0.02%
Total Annual Fund Operating Expenses[4,5]	1.56%
Fee Waivers	0.18%
Net Expenses[5,6,7]	1.38%

1The following advisory fee schedule is charged to the Fund as a percentage of the Fund’s average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.

2Includes expenses payable to affiliates of Wells Fargo & Company.

3Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.

5The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired fund.

6The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7The adviser has committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that Funds’ net operating expenses, excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.36%.The committed net operating expense ratio may be increased only with approval of the Board of Trustees.

SCIV039/P206SP